GUARANTEES (Details Textual) (USD $)	12 Months Ended
Dec. 31, 2012
Guarantor Obligations, Maximum Exposure, Undiscounted	$ 325
Guarantor Obligations, Term	Under the terms of the agreements, the Company has agreed to be legally bound to pay the obligation. The Company's maximum obligation under the first agreement is $325 and maximum obligation under the second agreement is $1,179. The obligations expire once the Company satisfies the conditions of the original agreement. To offset these arrangements the Company entered into a reciprocal arrangement with a financial institution to cover the amount of the obligation, should the need arise. The financial institution, involved in the reciprocal arrangement did not require any of the Company's assets to be pledged as collateral.